UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported July 10, 2002

Commission file number 333-43157

NORTHLAND CABLE TELEVISION, INC.

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1311836

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

AND SUBSIDIARY GUARANTOR:

NORTHLAND CABLE NEWS, INC.

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1638891

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, SUITE 3600 SEATTLE, WASHINGTON	98101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-1351

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X] No [   ]

This filing contains 4 pages. Exhibits index appears on page 1.

ITEM 4. Changes in Registrants Certifying Accountant
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
Exhibit A

ITEM 4. Changes in Registrants Certifying Accountant

Despite the efforts of Northland Cable Television, Inc. and Subsidiary (collectively, the “Company”) to obtain a letter from Arthur Andersen LLP with respect to whether they agree with the statement set forth in the Form 8-K previously filed on July 15, 2002, the Company has been unable to secure such a letter as evidenced by the letter received via email attached as Exhibit A responding to the Company’s request. Therefore, pursuant to Item 304T of Regulation S-B, the Company is filing Exhibit A in lieu of the customary concurrence letter.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit A: Letter from Arthur Andersen LLP dated July 15, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Northland Cable Television, Inc. and Subsidiary

	SIGNATURES	CAPACITIES	DATE

/s/	Richard I. Clark	Executive Vice President, Treasurer	7-19-02
and Assistant Secretary
Richard I. Clark

/s/	Gary S. Jones	President	7-19-02

Gary S. Jones

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